UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, IN 47708
(Address of principal executive offices, including zip code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS.

On December 5, 2008, Old National Bancorp and Old National Bank, a wholly-owned subsidiary of Old National Bancorp, elected to participate in the Debt Guarantee Program, a component of the Federal Deposit Insurance Corporation's Temporary Liquidity Guarantee Program ("TLG"). Old National Bank also elected to participate in the second component of the TLG, the Transaction Account Guarantee Program ("TAGP"). Pursuant to the Debt Guarantee Program, the FDIC will guarantee the payment of newly issued senior unsecured debt through the earlier of the maturity date of the debt or June 30, 2012. Through the Transaction Account Guarantee Program, the FDIC will provide unlimited deposit insurance coverage for all non-interest bearing transaction accounts, including Lawyers Trust Accounts (IOLTAs) and certain NOW accounts with interest rates no higher than 0.50 percent, through December 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: December 11, 2008

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Officer
and Corporate Secretary